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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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                  DATE OF REPORT:           FEBRUARY 26, 2004
                                       -------------------------------
                                      (DATE OF EARLIEST EVENT REPORTED)



                              TECHTEAM GLOBAL, INC.
                              ---------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              DELAWARE                     0-16284             38-2774613
-------------------------------       ---------------     ----------------------
(STATE OR OTHER JURISDICTION OF      (COMMISSION FILE      (I.R.S. EMPLOYER
INCORPORATION)                        NUMBER)             IDENTIFICATION NUMBER)


        27335 WEST 11 MILE ROAD
          SOUTHFIELD, MICHIGAN                               48034
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)


                                 (248) 357-2866
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 5.        OTHER EVENTS AND REGULATION FD DISCLOSURE.

                        On February 26, 2004, TechTeam Global, Inc., a Delaware
               corporation (the "Company"), purchased an aggregate of 350,000 shares of the Company's common stock from Peter T. Kross and members of his immediate family in a privately-negotiated transaction. The aggregate purchase price paid for the shares was $2,744,000, or $7.84 per share. Mr. Kross is a member of the Company's Board of Directors. The transaction was approved by the Audit Committee of the Company's Board.

                        The Company acquired these shares under its stock
               repurchase authorization announced on February 18, 2004. Upon consummation of the foregoing transaction, Mr. Kross continues to hold 37,600 shares of the Company's common stock.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

               (a)      Financial statements of business acquired.

                                 Not applicable.

               (b)      Pro forma financial information.

                                 Not applicable.

               (c)      Exhibits.         None


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              TECHTEAM GLOBAL, INC.



                                              By:   /s/ Michael A. Sosin
                                                    --------------------------
                                                     Michael A. Sosin
                                                     Secretary

Date:    March 1, 2004